Filing Pursuant to Rule 497(c)

                                   PROSPECTUS


                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.


                           MONEY MARKET PLUS PORTFOLIO






                                JANUARY 12, 2002
                          AS SUPPLEMENTED APRIL 4, 2002









As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolio's shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

                  NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.

                           MONEY MARKET PLUS PORTFOLIO

                                TABLE OF CONTENTS


        RISK AND RETURN SUMMARY                                             3
        Investment Objective                                                3
        Investment Strategies                                               3
        Principal Risks                                                     4
        Who May Want to Invest                                              4
        Past Performance                                                    4
        Expenses                                                            5

        HOW TO BUY AND SELL SHARES                                          6
        How to Buy Shares                                                   6
        How to Sell Shares                                                  8

        SHAREHOLDER INFORMATION                                             9
        Telephone Transactions                                              9
        Statements and Reports to Shareholders                              9
        Pricing Your Shares                                                 9
        Dividends                                                          10
        Taxes                                                              10

        PORTFOLIO MANAGEMENT                                               11
        Investment Manager                                                 11
        Administrator                                                      11
        Distributor                                                        11
        Shareholder Servicing                                              11


        FOR MORE INFORMATION                                       Back cover

                  NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.
                           MONEY MARKET PLUS PORTFOLIO

RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Money Market Plus Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

There is no guarantee that the Portfolio will be able to maintain a stable share price.

INVESTMENT STRATEGIES
The Portfolio is a no-load money market fund. The Portfolio invests in high quality money market securities that the investment manager believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, the Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio's holding period. Particular types of money market securities are described in the Portfolio's Statement of Additional Information.

The Portfolio has the flexibility to invest in a broad range of high quality money market securities.

As a money market fund, the Portfolio complies with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, the Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, the Portfolio invests only in securities that at the time of purchase are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio's investment manager.

The  Portfolio  may invest in other  investment  companies  consistent  with its
investment  objective  and  strategies.  Any  such  investments,   although  not
currently anticipated, will be made solely in no-load money market funds.

The Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio's investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and asset-backed securities and other money market instruments.

PRINCIPAL RISKS
The income from the Portfolio will vary with changes in prevailing interest rates. In addition, the Portfolio's investments are subject to "credit risk," which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities are subject to less credit risk than funds that invest in lower quality securities. Because the value of certain investments, including repurchase agreements and asset-backed securities, depends in part upon the creditworthiness of third parties, such investments may be subject to somewhat greater credit risk.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST
The Portfolio may be appropriate for the following investors:

      o Investors looking to earn income at current money market rates from a high quality portfolio.

      o     Investors looking for a liquid investment that preserves capital.

      o     Investors pursuing a short-term investment goal.

PAST PERFORMANCE
Because the Portfolio is a new portfolio, it does not have performance history as of the date of this prospectus.

EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER TRANSACTION FEES (fees paid directly from your investment)/1

Maximum Sales Charge (Load) Imposed on Purchases                None

ANNUAL OPERATING EXPENSES (expenses deducted from Portfolio assets)

Management Fees                                                 0.35%

Distribution (12b-1) Fees                                       None

Shareholder Servicing Fees                                      0.05%

Other Expenses/2                                                0.22%
                                                                -----

Total Operating Expenses                                        0.62%
                                                                =====

Fee Waiver and Expense Reimbursement/3                         (0.17%)

Net Expenses/3                                                  0.45%
                                                                =====

1 Broker-dealers that are not affiliates of the Portfolio's investment manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the investment manager or affiliates of the investment manager. These fees may differ according to the type of account held by the investor. In addition, you may be subject to a $5.00 fee by National Investor Services Corp. (the "Transfer Agent") if you sell less than $5,000 worth of shares of the Portfolio.

2 Expenses are based on estimated amounts for the Portfolio's fiscal year ending April 30, 2003.

3 Reflects a written agreement by the investment manager and certain of its affiliates to reduce expenses of the Portfolio (through paying certain expenses and/or waiving fees) for the Portfolio's fiscal year ending April 30, 2003 and for successive fiscal years unless terminated as of the end of a fiscal year, so that the Portfolio's total operating expenses will not exceed 0.45% on an annual basis during each such fiscal year. The investment adviser and its affiliates have voluntarily agreed to further reduce expenses to 0.35% on an annual basis. Unless stated otherwise, any voluntary expense reductions or fee waivers may be changed or eliminated at any time without prior notice.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR                    3 YEARS
               ------                    -------
                 $46                      $181

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES
Shares of the Portfolio are offered exclusively to investors maintaining brokerage, securities, money management or similar accounts with TD Waterhouse Investor Services, Inc. ("TD Waterhouse") or certain other broker-dealers.

ACCOUNT PROTECTION. Within your TD Waterhouse brokerage account, you have access to other investments available at TD Waterhouse such as stocks, bonds, options, and other mutual funds. The securities in your TD Waterhouse brokerage account, including shares of the Portfolio, are fully protected for loss of securities (not including loss due to market fluctuations of securities or economic conditions). The first $500,000 is provided by Securities Investor Protection Corporation (known as "SIPC") of which up to $100,000 covers cash. The remaining coverage, which covers securities only, is provided by a private insurance carrier.

INVESTMENT AND BALANCE MINIMUMS. There is a $100,000 minimum for initial purchases ($15,000 for retirement and custodial accounts and $25,000 for TD Waterhouse customers with brokerage account balances of at least $100,000) and a $5,000 minimum for subsequent purchases ($2,000 for retirement and custodial accounts) of shares of the Portfolio. The Portfolio has a minimum balance requirement of $20,000 ($15,000 for retirement and custodial accounts) for each shareholder account. The Portfolio may waive these requirements at any time in its discretion.

Due to the cost of maintaining smaller accounts, the Portfolio reserves the right to redeem, upon not less than 60 days' written notice, all shares in a shareholder's account that falls below the applicable minimum account balance due to redemptions. In addition, Portfolio shares will be subject to automatic redemption if the TD Waterhouse brokerage account in which they are held is closed or TD Waterhouse imposes certain new requirements with respect to its brokerage accounts.

HOW TO BUY SHARES
Shares are purchased at the next net asset value (NAV) per share calculated after an order and payment are received by the Portfolio. There is no sales charge to buy shares of the Portfolio.

The Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order.

CUSTOMERS OF TD WATERHOUSE
TD Waterhouse brokerage customers may purchase shares of the Portfolio by mail or by placing an order directly with a TD Waterhouse Account Officer by telephone at 1-800-934-4448 and pressing option 3. TD Waterhouse also allows the purchase of Portfolio shares by electronic means for customers at www.tdwaterhouse.com.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of a particular Fund and provide the following information:

o     your TD Waterhouse account number

o     the Fund in which you wish to invest-- Money Market Plus Portfolio

o     the dollar amount you wish to invest or share amount you wish to purchase

BY MAIL. You may buy shares of the Portfolio by mailing a letter of instruction with the information requested above, signed by one of the registered account holders in the exact form specified on the account to TD Waterhouse Investor Services, Inc., Northeast Operations Center, One Harborside Financial Center, Plaza 4A, Jersey City, NJ 07311. Current TD Waterhouse customers should include their account number so that the amount can be debited from their brokerage account. New customers should include a check made payable to "National Investor Services Corp." Once you mail your letter, you may not modify or cancel your instructions. TD Waterhouse allows three business days for clearance and shares of the Portfolio will be purchased on the third business day.

BY TELEPHONE. You may purchase shares of the Portfolio by calling your TD Waterhouse Account Officer at 1-800-934-4448 and pressing option 3.

ELECTRONICALLY. Please refer to product and services information regarding TD Waterhouse online and TD TradeDirect(R) (touch tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

CUSTOMERS OF SELECTED BROKER-DEALERS
Shares may be purchased and redeemed through certain authorized broker-dealers other than TD Waterhouse that have entered into a selling agreement with the Portfolio's distributor ("Selected Brokers"). Affiliates of TD Waterhouse may be Selected Brokers. Selected Brokers may receive payments as a processing agent from the Transfer Agent. In addition, Selected Brokers may charge their customers a fee for their services, no part of which is received by the Portfolio or TD Waterhouse.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to TD Waterhouse customers. Any such charges would reduce the return on an investment in the Portfolio. Investors should acquaint themselves with their Selected Broker's procedures and should read this prospectus in conjunction with any material and information provided by their Selected Broker. Investors who purchase shares of the Portfolio though a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase, redemption and other requests to the Portfolio.

Certain shareholder services, such as periodic investment programs, may not be available to customers of Selected Brokers or may differ in scope from programs available to TD Waterhouse customers. Shareholders should contact their Selected Broker for further information. The Portfolio may confirm purchases and redemptions of a Selected Broker's customers directly to the Selected Broker, which in turn will provide its customers with confirmation and periodic statements. The Portfolio is not responsible for the failure of any Selected Broker to carry out its obligations to its customer.

HOW TO SELL SHARES
To sell (redeem) shares of the Portfolio, you may use any of the methods outlined below. Shareholders who have invested through a Selected Broker should redeem their shares through the Selected Broker. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

o     your TD Waterhouse account number

o     the name of the Portfolio-- Money Market Plus Portfolio

o     the dollar or share amount you wish to sell

BY MAIL. You may sell shares by sending a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account to TD Waterhouse Investor Services, Inc., Northeast Operations Center, One Harborside Financial Center, Plaza 4A, Jersey City, NJ 07311. Once you mail your letter, you may not modify or cancel your instructions.

BY TELEPHONE. You may sell shares of the Portfolio by calling your TD Waterhouse Account Officer at 1-800-934-4448 and pressing option 3.

ELECTRONICALLY. Please refer to product and services information regarding TD Waterhouse online and TD TradeDirect(R) (touch tone trading). The World Wide Web address for TD Waterhouse is http://www.tdwaterhouse.com.

PAYMENT. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of your redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). The Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV per share.

You may be charged a $5.00 fee by the Transfer Agent if you sell less than $5,000 worth of shares of the Portfolio.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

TELEPHONE TRANSACTIONS
As a customer of TD Waterhouse you automatically have the privilege of purchasing or redeeming Portfolio shares by telephone. TD Waterhouse and the Portfolio will employ reasonable procedures to verify the genuineness of telephone redemption requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, TD Waterhouse and the Portfolio may be liable for any losses due to unauthorized or fraudulent instructions. Neither TD Waterhouse nor the Portfolio will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a TD Waterhouse Account Officer if you question any activity in the account.

The Portfolio reserves the right to refuse to honor requests made by telephone if the Portfolio believes them not to be genuine. The Portfolio also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemption privileges may be difficult to implement. The Portfolio reserves the right to terminate or modify this privilege at any time.

STATEMENTS AND REPORTS TO SHAREHOLDERS
The Portfolio does not issue share certificates but records your holdings in noncertificated form. Your Portfolio activity is reflected in your TD Waterhouse brokerage account statement. The Portfolio provides you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolio, and any proxy statement or information statement relating to the Portfolio, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling 1-800-934-4448 and pressing option 4, or by sending a written request to TD Waterhouse at the address listed on the back cover page of this prospectus. TD Waterhouse will begin sending separate copies to your household within 30 days of receipt of your request.

PRICING YOUR SHARES
The  Portfolio  is open for  business  on days when the New York Stock  Exchange
(NYSE) is open for regular trading and the Federal Reserve Bank of New York (the "Fed") is open. In addition, the Portfolio may elect, in its discretion if it is determined to be in shareholders' best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of the Portfolio's shares on any given day is their NAV. The Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). The Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. Eastern time.

Like most money market funds, the Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps the Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of the Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

DIVIDENDS
On each day that the NAV of the Portfolio is determined, the Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of the previous business day's last calculation of NAV. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by the Portfolio will be distributed at least annually.

Dividends are declared daily and reinvested monthly. Dividends and distributions from the Portfolio will be reinvested in additional full and fractional shares of the Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to TD Waterhouse by the tenth day of the specific month to which the election to receive cash relates.

TAXES
Dividends derived from interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by the Portfolio are taxable to individual shareholders of the Portfolio at the maximum rate of 20% regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of their investments, the Portfolio's distributions will consist primarily of ordinary income.

Dividends representing taxable net investment income (such as net interest income from the Portfolio's investments and any net short-term capital gains) are taxable to shareholders as ordinary income.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT MANAGER
TD Waterhouse Asset Management, Inc., 100 Wall Street, New York, NY 10005, is the Portfolio's investment manager. The investment manager formulates guidelines and lists of approved investments for the Portfolio, makes decisions and places orders for the Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For its services, the investment manager is entitled to an annual fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of the Portfolio, 0.34% of the next $1 billion, and 0.33% of assets over $2 billion. The investment manager and certain of its affiliates have agreed in writing to reduce expenses of the Portfolio (through paying certain expenses and/or waiving fees) for the Portfolio's fiscal year ending April 30, 2003 and for successive fiscal years unless terminated as of the end of a fiscal year, so that the Portfolio's total operating expenses will not exceed 0.45% on an annual basis during each such fiscal year. The investment adviser and its affiliates have voluntarily agreed to further reduce expenses to 0.35% on an annual basis. Unless stated otherwise, any voluntary expense reductions or fee waivers may be changed or eliminated at any time without prior notice.

In addition to the Portfolio, the investment manager currently serves as investment manager to the other portfolios of National Investors Cash Management Fund, Inc., TD Waterhouse Family of Funds, Inc., TD Waterhouse Trust and TD Waterhouse National Bank, N.A. and as of September 30, 2001, had total assets under management in excess of $12.8 billion.

ADMINISTRATOR
TD Waterhouse, an affiliate of the investment manager, provides certain administrative services to the Portfolio. For its services as administrator, TD Waterhouse is entitled to receive from the Portfolio an annual fee, payable monthly, of 0.10% of the Portfolio's average daily net assets. TD Waterhouse has entered into an agreement with Funds Distributor, Inc. ("FDI") whereby FDI performs certain administrative services for the Portfolio. TD Waterhouse pays FDI's fees for providing these services.

DISTRIBUTOR
FDI acts as distributor of the Portfolio's shares for no compensation.

SHAREHOLDER SERVICING
The Portfolio's Shareholder Servicing Plan permits the Portfolio to pay banks, broker-dealers or other financial institutions (including TD Waterhouse and its affiliates) for shareholder support services they provide, at a rate of 0.05% of the average daily net assets of the Portfolio. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

NATIONAL INVESTORS CASH MANAGEMENT FUND, INC.

FOR MORE INFORMATION
--------------------------------------------------------------------------------

More information on the Portfolio is available upon request, including the following:

SHAREHOLDER REPORTS. Additional information about the Portfolio's investments will be available in the Portfolio's annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI includes more information about the Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolio, and make shareholder inquiries by contacting:

TD Waterhouse Investor Services, Inc.
Customer Service
100 Wall Street
New York, New York 10005

Telephone:  1-800-934-4448
Hearing impaired:  TTY 1-800-933-0555
Email:  http://www.tdwaterhouse.com

Text-only versions of the Portfolio's  prospectus and other documents pertaining
to  the   Portfolio   can  be  viewed   online  or   downloaded   from  the  SEC
(http://www.sec.gov).

You also can review and copy information about the Portfolio, including the SAI, at the SEC's public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, call the SEC at 1-202-942-8090.








The Portfolio is a series of National Investors Cash Management Fund, Inc., whose investment company registration number is 811-7871.

                                                  Filing Pursuant to Rule 497(c)

                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.

                           MONEY MARKET PLUS PORTFOLIO

                                 100 WALL STREET
                            NEW YORK, NEW YORK 10005
                                 1-800-934-4448

                       STATEMENT OF ADDITIONAL INFORMATION
                                JANUARY 12, 2002
                          AS SUPPLEMENTED APRIL 4, 2002

      This Statement of Additional Information (the "SAI") is not a prospectus. It should be read in conjunction with the prospectus dated January 12, 2002, as supplemented April 4, 2002 (the "Prospectus") for Money Market Plus Portfolio (the "Portfolio"), a series of National Investors Cash Management Fund, Inc. (the "Company"). The Prospectus is incorporated by reference into this Statement of Additional Information.

      To obtain a free copy of the Prospectus, please write to National Investors Cash Management Fund, Inc., Customer Service, at 100 Wall Street New York, New York 10005 or call 1-800-934-4448 and press option 4.

                           TABLE OF CONTENTS
                                                                     PAGE
                                                                     ----

      GENERAL INFORMATION ABOUT THE COMPANY...........................2

      INVESTMENT POLICIES AND RESTRICTIONS ...........................2

      PORTFOLIO TRANSACTIONS ........................................14

      DIRECTORS AND EXECUTIVE OFFICERS ..............................15

      INVESTMENT MANAGEMENT, DISTRIBUTION
      AND OTHER SERVICES ............................................18

      DIVIDENDS AND TAXES ...........................................23

      SHARE PRICE CALCULATION .......................................25

      ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ................26

      PERFORMANCE ...................................................26

      SHAREHOLDER INFORMATION .......................................28

      ANNEX - RATINGS OF INVESTMENTS ................................30

                               NATIONAL INVESTORS
                           CASH MANAGEMENT FUND, INC.
--------------------------------------------------------------------------------
         GENERAL INFORMATION ABOUT THE COMPANY

         The Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Company was organized under Maryland law on August 19, 1996. Because the Company offers multiple portfolios (including the Portfolio), it is known as a "series company." The Company currently has four investment portfolios with separate investment objectives and policies. The other investment portfolios of the Company, which are offered through a separate prospectus, are the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio.

         The Portfolio is "diversified" as that term is defined in the Investment Company Act. The investment manager of the Portfolio is TD Waterhouse Asset Management, Inc. (the "Investment Manager").

         INVESTMENT POLICIES AND RESTRICTIONS

         The Portfolio's investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio. Except as otherwise indicated, however, the Portfolio's investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term "majority of the outstanding voting securities" of the Portfolio means, the vote of the holders of the lesser of (i) 67% of the shares of the Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

         The following policies and restrictions supplement those set forth in the Prospectus. The Portfolio's investments must be consistent with its investment objective and policies.

         Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.

         As a money market fund, the Portfolio relies on Rule 2a-7 under the Investment Company Act ("Rule 2a-7") in its pursuit of a stable net asset value. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolio. See "Rule 2a-7 Matters" below.

         ASSET-BACKED SECURITIES
         The Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

         BANK OBLIGATIONS
         Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

         Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio's yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Portfolio's right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. The Portfolio's investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

         Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

         Investment in foreign bank obligations are subject to the additional risks associated with foreign securities.

         BORROWING
         The Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, the Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3% of the value of the Portfolio's total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. As a non-fundamental policy, the Portfolio will borrow money only as a temporary measure for defensive or emergency purposes, in order to meet redemption requests without immediately selling any portfolio securities. The Portfolio will not borrow from banks for leverage purposes. As a matter of fundamental policy, the Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

         COMMERCIAL PAPER AND SIMILAR SECURITIES
         Corporate debt securities include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates' current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Since these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

         Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

         Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim on the borrower, but rather, would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

         The Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P"), two NRSROs, see "Annex - Ratings of Investments."

         CREDIT ENHANCEMENT FEATURES
         The Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to the Portfolio and affect its share price.

         FOREIGN SECURITIES
         The Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks, and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. The Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

         The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

         Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers.
         Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

         FUNDING AGREEMENTS
         The Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company) they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission ("SEC") perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policy holder claims.

         Funding agreements are typically issued with a one year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

         These agreements are regulated by the state insurance board in the state where they are executed.

         GOVERNMENT SECURITIES
         The Portfolio may invest in government securities. The term "government securities" for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government's full faith and credit.

         ILLIQUID SECURITIES
         The Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of the Portfolio's investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security, (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) the willingness of dealers to undertake to make a market in the security, (v) the trading and markets for the security, and (vi) the nature of the security and the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

         Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, the Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

         INVESTMENT COMPANY SECURITIES
         The Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolio and other affiliated funds may not acquire more than 3% of the outstanding securities of any one investment company. In addition, the Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

         MUNICIPAL SECURITIES
         The Portfolio may invest in municipal securities. These municipal securities generally will be taxable securities; income generated from these securities will be subject to federal, state and local taxes.

         Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

         Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

         PUT FEATURES
         Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

         REPURCHASE AGREEMENTS
         The Portfolio may enter into repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is the Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

         REVERSE REPURCHASE AGREEMENTS
         Reverse repurchase agreements are transactions in which the Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

         Generally, a reverse repurchase agreement enables the Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

         While a reverse repurchase agreement is outstanding, the Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. The Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

         RULE 144A SECURITIES
         If otherwise consistent with its investment objectives and policies, the Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Company's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         RULE 2A-7 MATTERS
         The Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolio may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition "eligible securities" as defined in Rule 2a-7. Generally, eligible securities are divided into "first tier" and "second tier" securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See "Annex - Ratings of Investments."

         Except to the limited extent permitted by Rule 2a-7 and except for government securities, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

         The Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, the Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

         The Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

         SECTION 4(2) PAPER
         The Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the
         Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

         SECURITIES LENDING
         The Portfolio may lend portfolio securities in amounts up to 33 1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, the Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

         STRIPPED GOVERNMENT SECURITIES
         The Portfolio may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Portfolio. The Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities
         (CATS),

         Treasury  Investment  Growth  Receipts  (TIGRs),  and generic  Treasury
         Receipts (TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

         VARIABLE OR FLOATING RATE OBLIGATIONS
         The Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. The Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

         WHEN-ISSUED AND DELAYED DELIVERY BASIS SECURITIES
         The Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because the Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

         When the Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. The Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

         In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, the Portfolio will segregate appropriate liquid assets to cover its purchase obligations. The Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

         ZERO COUPON BONDS
         The Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Portfolio takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

                        --------------------------------


         FUTURE DEVELOPMENTS
         The Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

         THE FOLLOWING ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE PORTFOLIO. THE PORTFOLIO MAY NOT:

         (1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

         (2) issue senior securities, except as permitted under the Investment Company Act;

         (3) make short sales of securities or purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

         (4) borrow money, except that the Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3% of the Portfolio's total assets (including the amount borrowed)
         less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

         (5) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

         (6) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio may invest more than 25% of its total assets in the financial services industry. The Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

         (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         (8) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

         (9) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

         (10) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

         THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL. THE PORTFOLIO DOES NOT CURRENTLY INTEND TO:

         (i) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a "guarantee issued by a non-controlled person," as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

         (ii) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"), securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A securities"), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company's Board of Directors; or

         (iii) invest in financial futures and options thereon.

         PORTFOLIO TRANSACTIONS

         Portfolio transactions are undertaken principally to pursue the objective of the Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of the Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. The Portfolio normally intends to hold its portfolio securities to maturity. The Portfolio does not intend to trade portfolio securities although it may do so to take advantage of short-term market movements.

         The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio's portfolio transactions, the Investment Manager seeks "best execution" (i.e., prompt and efficient execution at the most favorable prices). Consistent with the policy of "best execution," orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolio. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

         The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

         The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively "Affiliated Brokers") to effect portfolio transactions for the Portfolio, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers' commissions for such transactions. The Board of Directors, including a majority of the directors who are not "interested persons" of the Company within the meaning of such term as defined in the Investment Company Act ("Disinterested Directors"), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolio satisfy the standards of Section 17(e) and Rule 17e-1.

         The investment decisions for the Portfolio will be reached independently from those for for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of the Portfolio as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases this procedure may affect the size or price of the position obtainable for the Portfolio.

         DIRECTORS AND EXECUTIVE OFFICERS

         Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

         The directors and executive officers of the Company, along with their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Company's distributor, are listed below.

         RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director or Trustee of each of the Company, TD Waterhouse Family of Funds, Inc. ("TD WFF") and TD Waterhouse Trust ("TDT") since February 26, 1998, December 12, 1995 and September 8, 1999, respectively. Mr. Dalrymple has been the President of Teamwork Management, Inc. since January 1997. Mr. Dalrymple has served as a Director of Dime Bancorp, Inc. since 1990. Mr. Dalrymple has been a Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993 and a Director of National Center for Disability Services since 1983. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 58 years old. Mr. Dalrymple's address is 70 West Red Oak Lane, White Plains, NY 10604.

         JAMES F. RITTINGER*, Director. Mr. Rittinger has served as Director of the Company since February 26, 1998. Since 1979, Mr. Rittinger has been a Partner at Satterlee Stephens Burke & Burke LLP, a law firm. From 1987 through 1996, Mr. Rittinger was a member of the Board of Directors of Waterhouse Investor Services, Inc., a New York Stock Exchange listed company. From 1983 through 1994, Mr. Rittinger served as Justice of the Village of Briarcliffe Manor, New York. Mr. Rittinger is a member of the Association of the Bar of the State of New York. He is 55 years old. Mr. Rittinger's address is 230 Park Avenue, New York, NY 10169-0079.

         THEODORE ROSEN, Director. Mr. Rosen has served as Director of the Company since February 26, 1998. From December, 1995 through February, 1998, Mr. Rosen served as a Director of TD WFF. Since 1993, Mr. Rosen has been a Managing Director of Burnham Securities, Inc. He is Chairman of Marathon Capital LLC, a merchant banking firm. He was the founder and Chairman of the Board of U.S. Energy Systems, Inc. Mr. Rosen has held senior management positions in retail sales, investment management, and corporate finance. From 1991 to 1993, Mr. Rosen was Senior Vice President at Oppenheimer & Co., and from 1989 to 1991 was a Vice President-Sales at Smith Barney. Prior to 1989, Mr. Rosen held senior management positions with other firms including Morgan Stanley & Co., Ladenburg Thalman, and Burnham & Co. Mr. Rosen was the founder and President of Summit Capital Group, a money management and investment banking firm. He is 77 years old. Mr. Rosen's address is 1325 Avenue of the Americas, New York, NY 10019.

         GEORGE A. RIO**, President, Treasurer and Chief Financial Officer. Mr. Rio is Senior Vice President of BISYS Fund Services, Inc., of which FDI is an affiliate ("BISYS"), and an officer of certain investment companies administered and/or distributed by BISYS or its affiliates. From April 1998 to April 2001, Mr. Rio was Executive Vice President and Client Service Director of FDI. From June 1995 to March 1998, Mr. Rio was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. He is 46 years old.

         CHRISTOPHER J. KELLEY**, Vice President and Secretary. Mr. Kelley is Vice President and Senior Counsel of BISYS and an officer of certain investment companies administered and/or distributed by BISYS or its affiliates. From July 1996 to April 2001, Mr. Kelley was Senior Vice President and Deputy General Counsel of FDI. He is 37 years old.

         MICHELE R. TEICHNER, Vice President and Assistant Secretary. Ms. Teichner is Senior Vice President - Compliance, Administration and Operations of the Investment Manager (since August 1996) and TD Waterhouse (since June 1997). From August 1994 to July 1996, Ms. Teichner served as President of Mutual Fund Training & Consulting, Inc. Ms. Teichner is 42 years old. Ms. Teichner's address is 100 Wall Street, New York, NY 10005.

         KAREN JACOPPO-WOOD**, Vice President and Assistant Secretary. Ms. Jacoppo-Wood is Counsel of BISYS and an officer of certain investment companies administered and/or distributed by BISYS or its affiliates. From January 1996 to April 2001, Ms. Jacoppo-Wood was Vice President and Senior Counsel of FDI. She is 35 years old.

         THOMAS J. TEXTOR, Vice President and Assistant Treasurer. Mr. Textor is Chief Compliance Officer at TD Waterhouse. From 1995 to 1997, Mr. Textor was a Vice President and Administrative Manager at Prudential Securities, Inc. He is 43 years old.

         MARY A. NELSON**, Vice President and Assistant Treasurer. Ms. Nelson is Senior Vice President of BISYS and an officer of certain investment companies administered and/or distributed by BISYS or its affiliates. From August 1994 to April 2001, Ms. Nelson was Senior Vice President and Director of Financial Services at FDI. She is 36 years old.

                 * THIS DIRECTOR IS AN "INTERESTED PERSON" OF THE COMPANY. ** ADDRESS: 60 STATE STREET, SUITE 1300, BOSTON, MA 02109

         On April 4, 2002, the officers and directors of the Company, as a group, owned less than 1% of the outstanding shares of the Portfolio.

         Officers and directors who are interested persons of the Investment Manager or FDI receive no compensation from the Company. Each director who is not an interested person serving on the board of a company in the "Fund Complex" (which also includes TD WFF and TDT, other investment companies advised by the Investment Manager) receives a (i) complex-wide annual retainer of $15,000, (ii) a supplemental annual retainer of $6,000 if serving on the Board of Directors of the Company and the Board of Directors of TD WFF or the Board of Trustees of TDT,
         (iii) a supplemental annual retainer in the amount of $2,500 if serving on the Board of Directors of the Company, the Board of Directors of TD WFF and the Board of Trustees of TDT and (iii) a meeting fee of $3,000 for each meeting attended. Directors who are not interested persons will also be reimbursed for their expenses by the Company. Directors who are interested persons of the Company may be compensated by the Investment Manager or its affiliates for their services to the Company.

         The amounts of compensation that the Company and Fund Complex paid to each director or trustee, as the case may be, for the fiscal year ended April 30, 2001, are as follows:

                                                  Pension or
                                                  Retirement
                                                   Benefits      Estimated
                                  Aggregate       Accrued as      Annual
                                 Compensation      Part of        Benefits     Total Compensation
            Name of Board           from           Company's       Upon       from Fund Complex (2)
                Member            Company (1)      Expenses      Retirement  Paid to Board Members(1)
                ------            -----------      --------      ----------  ------------------------


         Richard W. Dalrymple       $11,958            $0             $0             $35,875


         Carolyn B. Lewis (3)       $11,958            $0             $0             $35,875

         Anthony J. Pace (3)(4)       $0               $0             $0                $0

         James F. Rittinger(4)        $0               $0             $0                $0


         Theodore Rosen             $28,250            $0             $0             $28,250




         (1) Amounts do not include reimbursed expenses for attending Board meetings or compensation from the Investment Manager or its affiliates.

         (2)      "Fund Complex" includes the Company, TD WFF and TDT.

         (3) Mr. Pace resigned from the Company's Board of Directors as of July 2001. Ms. Lewis was a director through January 14, 2002.

         (4)      Interested Director of the Company.

         INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

         INVESTMENT MANAGEMENT
         TD Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of the Portfolio, the Investment Manager manages the Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Company's Board of Directors.

         The Investment Manager is a wholly-owned subsidiary of The Toronto-Dominion Bank ("TD Bank"). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. The Investment Manager also currently serves as investment manager to other mutual funds and to TD Waterhouse Bank, N.A., and as of September 30, 2001 had total assets under management in excess of $12.7 billion.

         The Investment Management Agreement will continue in effect with respect to the Portfolio for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Company's Board of Directors or by vote of the shareholders of the Company, and in either case by a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Investment Management Agreement may be terminated as to the Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of the Portfolio with respect to the Portfolio, and will terminate automatically upon assignment.

         The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by the Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolio under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

         For the investment management services furnished to the Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of the Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of the Portfolio over $2 billion.

         The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of the Portfolio's operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase the Portfolio's total return and yield. The Investment Manager and certain of its affiliates have agreed in writing to reduce expenses of the Portfolio (through paying certain expenses and/or waiving fees) for the Portfolio's fiscal year ending April 30, 2003 and for successive fiscal years unless terminated as of the end of a fiscal year, so that the Portfolio's total operating expenses will not exceed 0.45% on an annual basis during each such fiscal year. The Investment Manager and its affiliates have voluntarily agreed to further reduce expenses to 0.35% on an annual basis. Unless stated otherwise, any voluntary expense reductions or fee waivers may be changed or eliminated at any time without prior notice.

         ADMINISTRATION
         Pursuant to an Administration Agreement with the Company, TD Waterhouse, an affiliate of the Investment Manager, as Administrator, provides administrative services to the Portfolio. Administrative services furnished by TD Waterhouse include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, TD Waterhouse is entitled to receive from the Portfolio an annual fee, payable monthly, of 0.10% of average daily net assets of the Portfolio. The fee is accrued daily as an expense of the Portfolio.

         TD Waterhouse has entered into a Subadministration Agreement with FDI pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, TD Waterhouse pays FDI's fees for providing such services. In addition, TD Waterhouse may enter into subadministration agreements with other persons to perform such services from time to time.

         The Administration Agreement will continue in effect as to the Portfolio for an initial two-year term, and thereafter from year to year so long as such continuation is specifically approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Administration Agreement. The Portfolio or TD Waterhouse may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by the Portfolio may be by vote of the Company's Board of Directors, or by a majority of the outstanding voting securities of the Portfolio. The Administration Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

         The Administration Agreement provides that TD Waterhouse will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by TD Waterhouse in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on TD Waterhouse's part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

         DISTRIBUTION
         The distributor of the Company is FDI, 60 State Street, Suite 1300, Boston, MA 02109. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI has entered into such an agency agreement with TD Waterhouse. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

         The Distribution Agreement will continue in effect as to the Portfolio for an initial two-year term, and thereafter from year to year so long as continuation is specifically approved at least annually by a vote of the Company's Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Distribution Agreement. The Portfolio or the Distributor may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by the Portfolio may be by vote of a majority of the Company's Board of Directors, or by a majority of the outstanding voting securities of the Portfolio. The Distribution Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

         SHAREHOLDER SERVICING
         The Board of Directors of the Company has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a

         "Shareholder Servicing Agreement") with the Company ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated and payable monthly at the annual rate of 0.05% of the average daily net assets of the Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

         The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Disinterested Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to the Portfolio by a vote of a majority of such Disinterested Directors.

         Pursuant to a Shareholder Services Agreement between the Company and TD Waterhouse (the "TD Waterhouse Agreement"), TD Waterhouse has agreed to provide shareholder services to the Portfolio pursuant to the Shareholder Servicing Plan. The Company may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

         The TD Waterhouse Agreement with TD Waterhouse will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The TD Waterhouse Agreement was approved by the Board of Directors of the Company, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement. The Company or TD Waterhouse may terminate the TD Waterhouse Agreement on 15 days' prior written notice without penalty. A majority of the Disinterested Directors who have no direct or indirect financial interest in the TD Waterhouse Agreement may terminate the Agreement at any time without penalty. The TD Waterhouse Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

         Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

         TRANSFER AGENT AND CUSTODIAN
         National  Investor  Services  Corp.  (also referred to as the "Transfer
         Agent"), 55 Water Street, New York, NY 10041, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for the Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.05% of the Portfolio's average daily net assets. In addition, the Transfer Agent may charge a $5.00 fee for redemptions of less than $5,000 worth of shares of the Portfolio.

         The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Portfolio's shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of the Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolio to the Transfer Agent.

         Pursuant to a Custodian Agreement, The Bank of New York (the "Custodian"), One Wall Street, New York, NY 10286, acts as the custodian of the Portfolio's assets. The Custodian, among other things, maintains a custody account or accounts in the name of the Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

         OTHER EXPENSES
         The Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, the Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Disinterested Directors. The Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company's officers and directors with respect to any litigation. The Company's expenses generally are allocated among its investment portfolios (including the Portfolio) on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular portfolio are charged to that portfolio.

         CODES OF ETHICS
         Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolio, so long as such investments are made pursuant to the code's requirements. Each code is on file with the SEC and is available through the SEC's EDGAR system.

         DIVIDENDS AND TAXES

         DIVIDENDS
         On each day that the net asset value ("NAV") of the Portfolio is determined, the Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.

         The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of the Portfolio are accrued each day.

         Because the Portfolio's income is entirely derived from interest or gains from the sale of debt instruments, dividends from the Portfolio will not qualify for the dividends received deduction available to corporate shareholders.

         Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain the Portfolio's NAV at $1.00 per share.

         CAPITAL GAIN DISTRIBUTIONS
         If the Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by the Portfolio are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. It is not anticipated that the Portfolio will realize any capital gain from the sale of securities held for more than 12 months, but if it does so, this gain will be distributed annually.

         TAX STATUS OF THE PORTFOLIO
         The Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. The Portfolio intends to meet the requirements of the Code applicable to regulated investment companies and to distribute all of its investment company taxable income, net tax-exempt income and net realized gain, if any, to shareholders. Accordingly, it is not anticipated that the Portfolio will be liable for federal income or excise taxes to which it would otherwise be subject. Qualification as a regulated investment company does not, of course, involve governmental supervision of either management or investment practices or policies.

         OTHER TAX INFORMATION
         The Portfolio may invest in obligations such as zero coupon bonds, issued with original issue discount ("OID") for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by any cash payment. Accordingly, it may be necessary for the Portfolio to dispose of other assets in order to satisfy such distribution requirements.

         The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

         The Portfolio generally may be required by law to withhold U.S. federal income tax ("back-up withholding") at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement. Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax.

         The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting the Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of the Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the Portfolio is suitable to their particular tax situation.

         Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

         INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS
         The Company's independent auditors, Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, audit and report on the Company's annual financial statements, review certain regulatory reports and the Company's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

         SHARE PRICE CALCULATION

         The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the "Fed") is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders' best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

         The price of a Portfolio share on any given day is its NAV. The Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). The Portfolio's shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described under "How to Buy and Sell Shares."

            Note: The time at which transactions and shares are priced and the time until which orders are accepted may e changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m.
          (Eastern time).

         The Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price the Portfolio would receive if it sold the instrument.

         Valuing the Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7. The Portfolio must adhere to certain conditions under Rule 2a-7.

         The Board of Directors of the Company oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and the Portfolio's NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the directors may deem appropriate.

         During periods of declining interest rates, the Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of the Portfolio would be able to retain a somewhat higher yield than would result if the Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

          ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         For additional information regarding purchasing and selling shares of the Portfolio, see "How to Buy and Sell Shares" in the Prospectus.

         Shares of the Portfolio are sold on a continuous basis by the Distributor.

         There is a $25,000 minimum for initial purchases ($15,000 for retirement and custodial accounts) and a $5,000 minimum for subsequent purchases ($2,000 for retirement and custodial accounts) of shares of the Portfolio. The Portfolio also has a minimum balance requirement of $20,000 ($15,000 for retirement and custodial accounts) for each shareholder account. The Portfolio may waive these requirements at any time in its discretion. The Portfolio also may waive minimum investment requirements for purchases by directors, officers or employees of the Company, TD Waterhouse or any of its subsidiaries.

         Shareholders may be charged a $5.00 fee by the Transfer Agent for redemptions of less than $5,000 worth of shares of the Portfolio.

         If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of the Portfolio's portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio's portfolio.

         The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

         PERFORMANCE

         The historical performance calculation for the Portfolio may be shown in the form of "yield" or "effective yield." These various measures of performance are described below.

         The Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for the Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

         The Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:

                          [(base period return + 1) 365/7] -1.

         The Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of the Portfolio.

         The performance of the Portfolio may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. The Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(R), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

         BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas. Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Company are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Portfolio are redeemable at the NAV next determined (normally, $1.00 per share) after a request is received without charge.

         Investors may also want to compare the Portfolio's performance to that of U.S. Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. The Portfolio's yield will fluctuate.

         SHAREHOLDER INFORMATION

         The Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of an investment portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of that portfolio. For example, shareholders of the Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to the Portfolio. Shareholders of the portfolios of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

         The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

         The Articles of Incorporation currently permit the directors to issue the following number of full and fractional shares, par value $.0001, of the investment portfolios: 50 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; 10 billion shares of the Municipal Portfolio; and 20 billion shares of the Money Market Plus Portfolio. Each share of an investment portfolio is entitled to participate pro rata in the dividends and distributions from that portfolio.

         The Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Company's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

         Each Director serves until the next election of directors and until the election and qualification of his or her successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

         As of April 4, 2002, FDI Distribution Services, Inc. ("FDISI"), a Delaware corporation with its principal business address at 60 State Street, Suite 1300, Boston, Massachusetts 02109, owned of record and beneficially all of the Portfolio's outstanding shares and was presumed to control (as that term is defined in the Investment Company Act) the Portfolio. FDISI, an affiliate of FDI, is a wholly-owned subsidiary of BISYS Fund Services, Inc., which in turn is a wholly-owned subsidiary of The BISYS Group, Inc. Following the commencement of the Portfolio's public offering of its shares, it is anticipated that FDISI will own less than 25% of the Portfolio's shares and therefore cease to be a controlling person of the Portfolio.

--------------------------------------------------------------------------------
         ANNEX -- RATINGS OF INVESTMENTS

         STANDARD  AND POOR'S AND MOODY'S  INVESTORS  SERVICE
         COMMERCIAL  PAPER RATINGS

         Commercial paper rated by Standard & Poor's ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

         The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service ("Moody's"). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, -2 or -3.

         MIG-1 AND MIG-2 MUNICIPAL NOTES

         Ratings of Moody's for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

         STANDARD & POOR'S BOND RATINGS, CORPORATE BONDS

         AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


         MOODY'S INVESTORS SERVICE BOND RATINGS

         AAA. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

         A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.